SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred after the balance sheet date of December 31, 2021, through the date the financial statements were issued and determined that there were the following subsequent events.

On February 1, 2022, the Company entered into a one year consulting agreement in the amount of $40,000 to provide general business development services, including but not limited to: introducing potential acquisition or merger candidates; assist in identifying strategic partners and public awareness; assist in evaluating potential acquisition or merger candidates; and provide general services on an as needed basis.

On February 3, 2022, multiple Series B Convertible Preferred stockholders converted 201,358 shares of Series B Convertible Preferred Stock to 251,698 shares of Common Stock of the Company.

On February 3, 2022, the Company converted two outstanding notes into 186,067 shares of Common Stock of the Company.

On February 9, 2022, we closed on an underwritten public offering of 2,530,121 units (the “Common Units”), at a price to the public of $4.15 per Common Unit, for aggregate gross proceeds of approximately $10.5 million, prior to deducting underwriting discounts, commissions, and other estimated offering expenses. Each Common Unit consisted of one share of Common Stock and one warrant to purchase one share of Common Stock (each a “Warrant” and collectively the “Warrants”). The Common Stock and Warrants were immediately separable from the Common Units and were issued and trade separately. The Warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $5.1875 per share.

The Company paid off multiple promissory notes totaling $2,562,122 during the month of February 2022.

On March 30, 2022, the Company entered into an LOI to purchase a safe manufacturer and paid a $250,000 good faith deposit.